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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 APRIL 17, 1998




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                    0-20833                72-1205791
 (State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)            Identification No.)



            5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA  70808
             (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)
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ITEM 5.          OTHER.

                 In order to update the information previously filed with the Securities and Exchange Commission (the "Commission") at pages 21 to 27 to the Registration Statement on Form S-4 (File No. 333-39729) of Lamar Advertising Company, which Registration Statement was declared effective by the Commission on November 12, 1997, the Company hereby files as Exhibit 99.1 an unaudited pro forma consolidated statement of earnings (loss) for the year ended December 31, 1997 giving effect to the acquisition of Penn Advertising, Inc. ("Penn") and National Advertising Company ("3M"), as if each had occurred on January 1, 1997 using the purchase method of accounting.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (c)      Exhibits.

                     99.1 Unaudited consolidated pro forma statement of earnings (loss) of Lamar Advertising Company for the year ended December 31, 1997, giving effect to the acquisitions of Penn and 3M. Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 17, 1998                LAMAR ADVERTISING COMPANY


                                     By: /s/ Keith A. Istre
                                        ----------------------------------------
                                         Keith A. Istre
                                         Treasurer and Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT                                                                                                        SEQUENTIAL
   NO.           DESCRIPTION                                                                                    PAGE NO.
--------         -----------                                                                                    --------
99.1             Unaudited consolidated pro forma statement of earnings (loss) of Lamar Advertising Company for the year ended December 31, 1997, giving effect to the acquisitions of Penn and 3M.  Filed herewith.